STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Total Return Bond Fund

Supplement dated August 22, 2005
to
Prospectus dated October 1, 2004
_____________________________________________________________

Effective August 22, 2005, William H. Gross has taken over responsibility for the day-to-day management of the assets of the Strategic Partners Total Return Bond Fund, which is advised by Pacific Investment Management Company LLC. The following replaces the third paragraph on page 49 of the prospectus under the section entitled "How the Trust is Managed 3/4 Advisers and Portfolio Managers":

William H. Gross, CFA, Managing Director, Portfolio
Manager, and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the Fund. Mr. Gross has been responsible for the day-to-day management of the Fund since
August 2005. Mr. Gross has thirty-six years of investment experience and has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.






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